WADDELL & REED ADVISORS FUNDS

Supplement dated April 1, 2008
to
Advisors Fixed Income and Money Market Funds Prospectus dated January 31, 2008

The following information replaces the disclosure regarding the management of Waddell & Reed Advisors High Income Fund in the Section entitled "Portfolio Management":

Waddell & Reed Advisors High Income Fund, Inc.: Due to the pending retirement of Louise D. Rieke, William M. Nelson has assumed primary responsibility for the day-to-day management of Waddell & Reed Advisors High Income Fund, Inc., effective April 1, 2008. He is Senior Vice President of WRIMCO and IICO, and Vice President of and portfolio manager for another investment company for which WRIMCO serves as investment manager. Mr. Nelson has been an employee of WRIMCO since January 1995. He earned a BS in business administration from Bucknell University in Lewisburg, Pennsylvania, and an MBA in finance and marketing from the University of Connecticut.